                                                                   Exhibit 10.12


                                  UNLIMITED GUARANTY


    THIS UNLIMITED GUARANTY is made as of September 18, 1997 by TELETRAC HOLDINGS, INC., a Delaware corporation (the "GUARANTOR"), having its chief executive office at 2323 Grand - Suite 1100, Kansas City, Missouri 64108-2670, to and with FLEET NATIONAL BANK, as agent (in such capacity, together with their successors and assigns in such capacity, the "AGENT") on behalf of the financial institutions and other Persons which are or which become Lenders under, and as defined in, the Credit Agreement referred to below and any Affiliates of such Lenders with which the Borrower (as defined below) shall maintain any Rate Hedging Obligations (collectively, the "LENDERS" and each individually, a "LENDER").

                                       RECITALS


    A. The Guarantor is the owner of 100% of the issued and outstanding shares of capital stock of Teletrac, Inc. a Delaware corporation (the "Borrower").

    B. The Borrower, the Lenders, the Agent, as Documentation Agent for the Lenders, and Banque Paribas, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), are entering into a Credit Agreement of even date herewith (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") pursuant to which the Lenders are extending credit to the Borrower. In addition, the Borrower, from time to time, may be obligated to one or more of the Lenders or any Affiliates of such Lenders in respect of Rate Hedging Obligations. Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

    C. It is a condition to such Lenders' willingness to enter into the Credit Agreement and provide to the Borrower the financing contemplated thereby and to extend credit to the Borrower that would constitute Rate Hedging Obligations that the Guarantor shall have guaranteed, subject to the terms hereof, the obligations of the Borrower under the Notes and certain other agreements as hereinafter provided, including, without limitation, the punctual payment under the Notes of both principal and interest.

    D. The Guarantor wil benefit materially from the extension of credit to the Borrower contemplated by the Credit Agreement and wishes, and has voluntarily and freely agreed, to guaranty the payment of the aforesaid obligations as hereinafter provided.

    NOW, THEREFORE, in order to induce the Lenders and the Agents to enter into the aforesaid loan transactions and to make said loans and extend such other credit to the Borrower, and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

    1. GUARANTY. (a) The Guarantor, as primary obligor and not merely as surety, hereby absolutely, unconditionally and irrevocably guarantees: (i) the due and punctual payment


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in full (and not merely the collectibility) of the principal of the Notes, and the interest thereon, in each case when due and payable, according to the terms of the Notes, whether at stated maturity, by reason of acceleration or otherwise; (ii) the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with, or under the terms of, the Notes, whether at stated maturity, by reason of acceleration or otherwise; (iii) the due and punctual payment (and not merely the collectibility), performance and observance of all of the other obligations, terms, covenants and conditions contained in the Notes, the Credit Agreement, all agreements and instruments at any time executed in connection with the Notes, the Credit Agreement and any other security instruments and agreements relating to the Notes or the Credit Agreement, whether now or hereafter existing, on the part of the Borrower to be performed or observed (collectively, the Notes, the Credit Agreement, the Security Documents, all other related security instruments and agreements, whether now existing or arising hereafter, are referred to herein as the "LOAN DOCUMENTS");
(iv) the accuracy of the representations and warranties made by the Borrower in the Loan Documents; and (v) the due and punctual payment and performance in full (and not merely the collectibility) of any and all other indebtedness, obligations and liabilities of the Borrower to the Lenders, the Agent and the Administrative Agent of every kind and description, whether now existing or hereafter arising, whether direct, indirect or contingent, whether secured or unsecured, and howsoever evidenced, incurred or arising (all of the foregoing are collectively hereinafter called the "OBLIGATIONS"). All Obligations paid by the Guarantor hereunder shall be paid in U.S. Dollars at the place of payment designated therefor by the Agent in immediately available funds.

    (b) Notwithstanding any provision contained in this Unlimited Guaranty or any security agreement or other agreement now or hereafter securing this Unlimited Guaranty including, without limitation, the Securities Pledge Agreement of even date herewith between the Guarantor and the Agent (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"; the foregoing, together with this Unlimited Guaranty and any and all other agreements now or hereafter securing this Unlimited Guaranty being collectively referred to herein as the "GUARANTY DOCUMENTS") to the contrary, it is the intention and agreement of the Guarantor, the Agent and the Lenders that the Obligations of the Guarantor under this Unlimited Guaranty shall be valid and enforceable against the Guarantor to the maximum extent permitted by applicable law. Accordingly, if any provision of this Unlimited Guaranty creating any obligation of the Guarantor in favor of the Agent and the Lenders shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of the Guarantor, the Agent and the Lenders that any balance of the obligation created by such provision and all other obligations of the Guarantor to the Agent and the Lenders created by other provisions of this Unlimited Guaranty shall remain valid and enforceable. Likewise, if any sums which the Agent and the Lenders may be otherwise entitled to collect from the Guarantor under this Unlimited Guaranty shall be declared to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to the Guarantor's Obligations under this Unlimited Guaranty, it is the stated intention and agreement of the Guarantor, the Agent and the Lenders that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Agent and the Lenders from the Guarantor and such excess sums shall nevertheless survive as a subordinate obligation of the Guarantor, junior in right to the claims of general unsecured creditors, but prior

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to the claims of equityholders in the Guarantor.  This provision shall control every other provision of the Guaranty Documents.

    2. SECURITY. This Unlimited Guaranty (as the same may be amended, modified, supplemented, replaced or extended from time to time) and all obligations, indebtedness or liabilities of the Guarantor arising hereunder shall be secured by the Pledge Agreement and the Pledged Securities (as defined therein).

    3. SUBSEQUENT CHANGES. The Guarantor expressly agrees that the Agent and each Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or impairing the Obligations and liabilities of the Guarantor hereunder: (a) waive compliance with, or any default under, or grant any other indulgences with respect to, the Obligations; (b) modify, amend or change any provisions of the Obligations; (c) grant extensions or renewals of or with respect to the Obligations, and/or effect any release, compromise or settlement in connection therewith; (d) agree to the substitution, exchange, release or other disposition of the Borrower or of all or any part of the collateral securing the Obligations; (e) make advances for the purpose of performing any term or covenant contained in the documents evidencing the Obligations, with respect to which the Borrower shall be in default; (f) subject to the provisions of the Credit Agreement, assign or otherwise transfer the Obligations, including without limitation the assignment and transfer of the Agent's rights and remedies under this Unlimited Guaranty, or any interest therein; (g) deal in all respects with the Borrower, the Obligations or any collateral securing the Obligations as if this Unlimited Guaranty were not in effect; (h) extend credit to the Borrower whether or not (A) notice of election to terminate any of the Loan Documents or any other agreement among the Agent, the Lenders and the Borrower has been given by the Agent, on behalf of the Lenders, or by the Borrower, (B) the limit of borrowings under the Loan Documents has been or will be exceeded or (C) any Event of Default, or any event which with notice or lapse of time, or both, would constitute an Event of Default, has occurred under the Loan Documents or any other agreement among the Agent, the Lenders and the Borrower; (i) replace any existing obligations and the documentation therefor with an amended and restated obligation and the documentation therefor; and (j) settle or compromise any or all of the Obligations with the Borrower, and/or any other person or persons liable therein, and/or subordinate the payment of same or any part hereof to the payment of any other debts or claims which may at any time be due or owing to the Agent, any Lender and/or other person.

    4. DIRECT AND ABSOLUTE OBLIGATION. The liability of the Guarantor under this Unlimited Guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by the Agent or any Lender of any remedies it may have against the Borrower or any other party with respect to the Obligations, whether pursuant to the terms of the Loan Documents or otherwise. The obligations of the Guarantor under this Unlimited Guaranty shall be absolute and unconditional, irrespective of the genuineness, validity, regularity, enforceability or priority of the Loan Documents, the Obligations or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor and without regard to any counterclaim, setoff, declaration or defense of any kind which any party obligated under the Loan Documents or any other document evidencing or securing any of the Obligations may have or assert. No

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exercise or nonexercise by the Agent or any Lender of any right given to it hereunder or under the Loan Documents, and no change, impairment or suspension of any right or remedy of the Agent or any Lender, shall in any way affect any of the Guarantor's obligations hereunder or give the Guarantor any recourse against the Agent or any Lender. Without limiting the generality of the foregoing, neither the Agent nor any Lender shall be required to make any demand on the Borrower and/or any other party, or otherwise pursue or exhaust its remedies against the Borrower or any other party, before, simultaneously with or after, enforcing its rights and remedies hereunder against the Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor, either in the same action, if any, brought against the Borrower and/or any other party, or in separate actions, as often as the Agent, in its sole discretion, may deem advisable.

    5. WAIVERS. (a) The Guarantor hereby expressly waives: (i) diligence, presentment and demand for payment and protest of nonpayment; (ii) notice of acceptance of this Unlimited Guaranty and of presentment, demand, dishonor and protest; (iii) notice of any default hereunder or under the Loan Documents or any other Obligations and of all indulgences; (iv) demand for observance or performance of, or enforcement of, any terms or provisions of this Unlimited Guaranty or the Loan Documents; (v) notice of extensions of credit by the Agent or the Lenders to the Borrower and of any change in the rate at which interest accrues under the Loan Documents or the other Obligations; (vi) all other notices and demands otherwise required by law which the Guarantor may lawfully waive; (vii) the right to assert in any action or proceeding hereupon any setoff, counterclaim or other claim which it may have against the Agent or any Lender; and (viii) the benefit of all other principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof. As further consideration for the loan or loans by the Agent and the Lenders to the Borrower and as a material inducement to the Agent and the Lenders to make the loan or loans and accept this Unlimited Guaranty, the Guarantor hereby irrevocably waives, disclaims and relinquishes all claims, whether based in equity or law, whether by contract, statute or otherwise, that the Guarantor might now or hereafter have against the Borrower or any other person that is primarily or contingently liable on the Obligations guarantied hereby or that arise from the existence or performance of the Guarantor's obligations under this Unlimited Guaranty, including, but not limited to, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim or remedy of the Borrower against the Agent or any Lender or any collateral security that the Agent or any Lender now has or hereafter acquires.

            (b) The Guarantor is presently informed of the financial condition of the Borrower and of all of the circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. The Guarantor hereby covenants and agrees that the Guarantor will continue to keep itself informed of the Borrower's financial condition, the status of other guarantors, sureties, or other parties liable with respect to the Obligations, if any, and of all of the circumstances which bear upon the risk of nonpayment. Absent a written request for such information by the Guarantor to the Agent, the Guarantor hereby waives its right if any, to require the Agent to disclose to the Guarantor any information which the Agent may now or hereafter acquire concerning such condition or circumstances, including, without limitation, the

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release of or revocation by any other guarantor or other party liable with respect to the Obligations.

    6. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Unlimited Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

    7. INSTRUMENT FOR THE PAYMENT OF MONEY. The Guarantor hereby acknowledges that this Unlimited Guaranty constitutes an instrument for the payment of money, and consents and agrees that the Agent, at its sole option on behalf of Lenders, in the event of a dispute by the Guarantor in the payment of monies due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

    8. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to the Agent and the Lenders (which representations and warranties shall survive the delivery of this Unlimited Guaranty) that:

            (a) The Guarantor (i) is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business in each jurisdiction where because of the nature of its business or property such qualification is required except for jurisdictions where failure to qualify would not in the aggregate have a Material Adverse Effect, (ii) has full power and authority to own its properties and assets and to carry on its business as now being conducted and as presently contemplated, and (iii) has full power and authority to execute and deliver, and perform its obligations under, the Guaranty Documents to which it is a party or signatory.

            (b) The execution and delivery of, and performance by the Guarantor of its obligations under, the Guaranty Documents are within its corporate power, have been duly authorized by all requisite action and do not and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the corporate charter or by-laws, of the Guarantor or any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to, any such indenture, agreement or instrument except where such violation, conflict or default would not have a material adverse effect on the properties, assets or condition (financial or otherwise) of the Guarantor or any rights of the Agent or the Lenders under any of the Guaranty Documents to which it is a party. Each of the Guaranty Documents to which it is a party, including without limitation the Pledge Agreement, constitutes the valid and binding obligation of the Guarantor enforceable against it in accordance with its terms except (x) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and (y) that the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement is subject to the discretion of the Court before which proceedings therefore may be brought.

            (c) Except as set forth in SECTION 4.04 of the Credit Agreement, the Guarantor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency, or any other person, in connection with or as a condition to the execution, delivery or performance of any of the Guaranty Documents to which it is a party.

            (d) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency, including any arbitration board or tribunal, now pending or, to the knowledge of the Guarantor, threatened (nor is any basis therefor known to the Guarantor),
    (i) which questions the validity of any of the Guaranty Documents, or any action taken or to be taken pursuant hereto or thereto, or (ii) against or affecting the Guarantor which, if adversely determined, either in any case or in the aggregate, would have a material adverse effect on the business prospects, operations, properties, assets or condition, financial or otherwise of the Guarantor.

            (e) The Guarantor is not (i) a party to any agreement or instrument or subject to any restriction materially and adversely affecting its properties, assets or condition, financial or otherwise, or (ii) in violation of any indenture, agreement or instrument to which it is a party or by which it is bound or any provision of law or any order, judgment or decree of any court or other agency of government.

            (f) The Guarantor is solvent as set forth in SECTION 4.11 of the Credit Agreement. The Guarantor's obligations under this Unlimited Guaranty do not render the Guarantor insolvent; the Guarantor is not contemplating either the filing of a petition by the Guarantor under any state or federal bankruptcy or insolvency laws or the liquidating of all or a major portion of the Guarantor's property; and the Guarantor has no knowledge of any person contemplating the filing of any such petition against the Guarantor.

    9. AFFIRMATIVE AND NEGATIVE COVENANTS. The Guarantor hereby covenants and agrees that, until payment in full of the Obligations, the Guarantor will
(a) furnish to the Agent, within ten (10) days after any such request, such information regarding the business affairs and financial condition of the Guarantor, as the Agent may reasonably request and (b) without limiting the generality of the foregoing, comply with all of the provisions of the Credit Agreement, including negative and affirmative covenants, which apply or relate, directly or indirectly, to it.

    10. EVENTS OF DEFAULT. In each case of happening of an "EVENT OF DEFAULT" as defined in the Credit Agreement (each of which is herein sometimes called an "Event of Default"), then and upon any such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Agent on behalf of the Lenders (or automatically in the case of certain Events of Default as specified in the Credit Agreement), the Notes and the Obligations and any and all other obligations of the Borrower and the Guarantor and either of them to the Agent, the Administrative Agent and any of the Lenders shall for the purposes of this Unlimited Guaranty immediately become due and payable, both as to principal and interest, without presentment, demand, or protest, all of which are hereby expressly waived, anything contained herein or in the Notes or other evidence of such Obligations to the contrary notwithstanding.

    11. NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telecopied communication) and mailed or telecopied or delivered to the applicable party at the address indicated below.

    If to the Agent to:

            Fleet National Bank
            One Federal Street
            Mail Stop:  MAOFD03D
            Attention:  Christopher A. Swindell
            Telecopy No.:  (617) 346-4345/6

    with a copy (which shall not constitute notice) to:

            Elizabeth H. Munnell, Esq.
            Edwards & Angell
            101 Federal Street
            Boston, Massachusetts  02110
            Telecopy No.:  (617) 439-4170

    If to the Guarantor addressed to it, at:

            Teletrac Holdings, Inc.
            2323 Grand - Suite 1100
            Kansas City, Missouri  64108-2670
            Attention:  ____________________
            Telecopy No.:  (816) 474-3475

    with a copy (which shall not constitute notice) to:

            Karen C. Wiedemann, Esq.
            Reboul, MacMurray, Hewitt, Maynard & Kristol

            45 Rockefeller Plaza
            New York,  New York  10111
            Telecopy No.:  (212) 841-5725

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon receipt by the party to whom such notice is directed.

    12. PLACE OF PAYMENT. Any payments made by the Guarantor under the provisions of this Unlimited Guaranty shall be made to the Agent at its office at the address set forth above unless some other address is hereafter designated by the Agent.

    13. SETOFF. The Guarantor hereby agrees that the Agent and the Lenders shall have a lien and a right to setoff for all liabilities whether or not matured arising out of this Unlimited Guaranty upon and against all deposits, credits, and property of the Guarantor now or hereafter in the possession or control of the Agent or any Lender or in transit to it, whether or not Agent and Lenders are otherwise fully secured.

    14. SUBORDINATION, ASSIGNMENT & TRANSFER. Until the payment and performance in full of all Obligations, the Guarantor shall not accept or retain any distribution or other payment from the Borrower unless the same is permitted under the terms of the Credit Agreement. The Guarantor further agrees with the Agent and the Lenders that (a) all of the present and future indebtedness of the Borrower to the Guarantor shall be and hereby is subordinated to, assigned and transferred to the Agent on behalf of the Lenders and pledged and made security for the payment of all Obligations; and (b) the Guarantor contemporaneously herewith and from time to time hereafter shall on request execute such further endorsements, assignments or other proper transfers as the Agent may request further to evidence the assignment hereby agreed to and made. The Guarantor hereby appoints irrevocably the Agent as the Guarantor's attorney-in-fact, effect upon the occurrence of an Event of Default that is continuing, in its name to demand and enforce payment of said indebtedness, to prove and vote all claims, receive all dividends and take all other action on said indebtedness in any liquidation or any proceedings whatsoever affecting the Borrower or its property under any bankruptcy or other laws now or hereafter in effect for the relief of debtors and in general to do any act or take any action in regard to said indebtedness which the Guarantor might otherwise do.

    15. TERMINATION OF GUARANTY. This Unlimited Guaranty is a continuing Guaranty and shall remain in full force and effect until the indefeasible payment in full in cash (or other property acceptable to the Lenders, in their sole discretion) of the Obligations or the termination by the Agent, the Administrative Agent, the Lenders and the Borrower of the Credit Agreement and all Rate Hedging Obligations.

    16. BORROWER'S INSOLVENCY. The obligations of the Guarantor to make payment in accordance with the terms of this Unlimited Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Borrower or its estate, in bankruptcy or reorganization resulting from the operation of any present or future provision of the United States Bankruptcy Code or other statute or from the decision of any court. The Guarantor agrees that in the event any amounts referred to herein are paid in whole or in part by the Borrower or by the Guarantor, the Guarantor's liability hereunder shall continue and remain in full force and effect in the event that all or any part of any such payment is recovered from the Agent or any Lender as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. The Guarantor further agrees that this Unlimited Guaranty includes the costs incurred by the Agent and any Lender in defending any claim or suit seeking such recovery.

    17. NONWAIVER OF RIGHTS. All rights and remedies afforded to the Agent and the Lenders by reason of this Unlimited Guaranty and the Loan Documents or by law are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission by the Agent or any Lender in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder, and no modification or amendment hereof, shall be deemed made by the Agent and the Lenders unless in writing and duly executed. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Agent and the Lenders, and no single or partial exercise of any right or remedy hereunder shall preclude further exercise of any other right or remedy.

    18. CONSENT TO JURISDICTION. THE GUARANTOR, TO THE EXTENT THAT THE GUARANTOR MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THE GUARANTOR'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS UNLIMITED GUARANTY AND THE GUARANTY DOCUMENTS, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS THE GUARANTOR MAY HAVE AS TO VENUE INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, THE GUARANTOR CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR U.S. CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE GUARANTOR AT THE ADDRESS PROVIDED HEREIN. TO THE EXTENT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS UNLIMITED GUARANTY.

    19. WAIVER OF TRIAL BY JURY. THE GUARANTOR HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT IN OR WITH RESPECT TO THIS UNLIMITED GUARANTY, THE GUARANTY DOCUMENTS OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

    20. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED EXECUTED AS A SEALED INSTRUMENT AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AS A CONTRACT TO BE EXECUTED AND PERFORMED WITHIN THE STATE OF NEW YORK.

    21. SUCCESSORS. This Unlimited Guaranty shall inure to the benefit of, and be enforceable by, the Agent and its successors and assigns on behalf of the Lenders, and shall be binding upon, and enforceable against, the Guarantor and its successors and assigns.

    22. SEVERABILITY. In case this Unlimited Guaranty or any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Unlimited Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been included.

    23. SECTION HEADINGS. The section headings in this Unlimited Guaranty are inserted for convenience of reference only and shall not in any way affect the meaning or construction of any provision of this Unlimited Guaranty.

    24. AGENCY. The parties hereto, and any person not a party hereto for whose benefit the Agent acts hereunder, acknowledge that the Agent has been requested to act as agent for the Lenders hereunder pursuant to the terms of the Credit Agreement, and that the Agent, to the extent it may so act hereunder, shall exercise all of the rights and remedies hereunder on behalf of, and as agent for the benefit of, the Lenders and each of them. Without limiting the generality of the foregoing, the Agent is authorized to execute and deliver, from time to time, on behalf of the Lenders, any and all amendments and modifications to this Unlimited Guaranty and any and all waivers to any conditions herein or any Event of Default hereunder.

    25. INCONSISTENCIES. Any inconsistencies between the provisions of this Agreement and the Credit Agreement shall be governed by a reference to the provisions of the Credit Agreement.




                        *THE NEXT PAGE IS THE SIGNATURE PAGE*

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

    IN WITNESS WHEREOF, the Agent and the Guarantor have caused this Unlimited Guaranty to be duly executed under seal as of the day and year first above written.


                                            GUARANTOR:

                                            TELETRAC HOLDINGS, INC.


                                            By:_______________________________
                                                 Alan Howe, Vice President of
                                                 Finance and Corporate
                                                 Development


                                            AGENT:

                                            FLEET NATIONAL BANK


                                            By:_______________________________
                                                 Christopher A. Swindell, Vice
                                                 President, Media &
                                                 Communications Group